General Steel
Consolidation Growth Strategy

April 2009

Confidential Ordinance

The forward-looking statements (including Company projections) made in this presentation and any subsequent Q&A are subject to risks, uncertainties and certain assumptions. The Company's actual results may differ materially from those currently anticipated due to a number of risk factors, including, but not limited to, any comments relating to our financial performance, the competitive nature of the marketplace, the condition of the worldwide economy and other factors that have been or will be detailed in the Company's Form 8-K's for 2003-2009 and 10K's and 10Q's or other documents filed with the Securities and Exchange Commission. For more detailed information on the Company, please refer to the Company filings with Securities and Exchange Commission, which are readily available at http://www.sec.gov, or through the Company's Investor Relations website at http://www.gshi-steel.com.

The overall strategy and approaches, including expected documents provided herein are provided in general for illustration purposes. Actual transactions may vary from case to case in terms of mechanisms delpoyed and documents used depending on actual circumstances and negotiations.

Table of Contents

Company Overview

General Steel Overview

- Formed in 1989, General Steel is a China-based, U.S.-listed producer of steel and steel-based products
  - Only fully-integrated Chinese steel company listed on a U.S. stock exchange
- 6,250 employees
- 2008 revenues of US$1.4 billion
- 6.3 million metric tons of total production capacity across four subsidiaries
  - Operates the largest integrated steel producer in Shaanxi Province, with access to a 300 million metric ton iron ore mine
- Primary products: rebar, hot-rolled sheet, high speed wire, spiral-weld pipe
  - Majority of revenue generated from rebar sales

2008A Revenue Breakdown



10%
2%
1%
87%
Rebar
Hot-rolled sheets
High-speed wire
Double spiral weld pipe

Sources: Company information

General Steel Overview – Operations

- Operations are located in Shaanxi and Guangdong Provinces, Inner Mongolia autonomous region and Tianjin municipality

Longmen JV
Rebar, high-speed wire



Baotou JV
Spiral- weld pipe




Baotou
DQ
Longmen
Hengda

DQ
Hot-rolled sheet



Maoming
High-speed wire



Sour

General Steel Overview – Longmen JV Operations

Key Statistics

Ownership	• Acquired 1 June 2007 • 60% GSI; 40% Longmen Group
Production Capacity	• 4.0 million metric tons annualized production capacity
Products	• Rebar • High-speed wire
Comments	• Fully-integrated operation with access to a 300m metric ton iron ore mine • Recently completed two 1,280m³ blast furnaces increasing production capacity from 2 to 4 million metric tons per annum • Dominant position in Shaanxi Province with over 70% of Xi'an's rebar market • Geographically well-positioned – at the heart of the government's "Go West" campaign • Benefits from the "Go West" tax treatment, lowering corporate tax rate from 25% to 12%

Sources: Company information

General Steel Overview – DQ Operations

Key Statistics

Ownership	• Acquired 70% on 24 June 2004 • Acquired additional 30% 23 May 2007 • 100% owned
Production Capacity	• Current capacity at 400,000 metric tons
Products	• Hot-rolled sheet
Comments	• Leading share of the market for hot-rolled sheet used for producing light agricultural vehicles • Strong sales and distribution network: three regional sales offices; 35 distributors • Founded in 1989; one of the first Chinese non-SOE steel companies

Sources: Company information

General Steel Overview – Baotou JV Operations

Key Statistics

Ownership	• Acquired on 25 May 2007 • 80% GSI; 20% Baotou Iron & Steel Group
Production Capacity	• Current annual capacity at 100,000 metric tons
Products	• Spiral-weld pipe for use in the energy sector
Comments	• JV with the 13th largest steel company in China, Baotou Iron & Steel Group • Raw materials and transport are sourced through Baotou, allowing savings from large scale purchases • Use of Baotou's proprietary rail lines and rolling stock to transport raw materials and product to and from plant

Sources: Company information

General Steel Overview – Maoming Operations

Key Statistics

Ownership	• Acquired on 25 June 2008 • 99% owned
Production Capacity	• Current annual capacity at 1.8 million metric tons
Products	• High-speed wire
Comments	• Close to deepwater port creating export opportunities to South-East Asia • State-of-the-art production lines • Underutilized (previously operating at 10% capacity) provides significant upside

Sources: Company information

General Steel Overview – Strong Management Team

Henry Yu ***Chairman, CEO***	• Over 20 years of experience within the steel industry • Has key relationships with industry experts and members of government • Member of China's APEC[(1)] Development Council (April 2003) and the Senior Economist of Tianjin City (1994) • Vice president of the China Chamber of Metallurgical Industry
John Chen ***CFO***	• 8 years experience in accounting and financial roles for both U.S. and Chinese companies • Certified Public Accountant with a Bachelor of Science from Cal Poly Pomona in the U.S.
Danli Zhang ***Director, General Manager of Longmen JV***	• 30 years working experience in central China steel industry • BS degree in Architecture from Xi'an University of Architecture and Technology

Note: (1) Asia Pacific Economic Cooperation: an organization set up as a forum for 21 Pacific Rim countries and regions to discuss the regional economy, cooperation, trade and investment

General Steel – Financial Overview

Financial Overview – Sales

- The acquisition of Maoming Hengda Steel Co. in 2008 is expected to drive an increase in revenues through its Guangdong location
- Contracts to build railways, provide rebar for earthquake damage repair, and strong demand in Sichuan should also be a continued driver of sales

"Taking into consideration the volatility in steel prices…we believe the company may only be able to move towards profitability in the second half of 2009 as stimulus related spending picks up momentum.

***Rodman & Renshaw*, 10 March 2009**

Revenue



US$mm
1400
1100
800
500
200
-100
2004 - 2008 CAGR: 98%
87.8
89.7
139.5
772.4
1351.2
2004
2005
2006
2007
2008

Sources: Analyst Research, company accounts, FactSet

General Steel – Financial Overview (cont'd)

Financial Overview – Net Income

- Completed construction of two, 1,280m³ blast furnaces at Longmen JV
  - Expected to lower production costs due to efficiency gains and less manpower, coke and energy requirements
- Despite high raw material prices in 2008, GSI held no long term contracts, allowing the Company to use-up high priced inventory by December-end

"The worst has likely passed; Expect margin improvement in 1Q 2009."
***Roth Capital Partners*, 10 March 2009**

EBITDA



US$mm
80
60
40
20
0
2004 -2008 CAGR: 41%
5.2
7.1
3.7
54.4
20.3
2004
2005
2006
2007
2008

Sources: Analyst Research, company accounts, FactSet

Industry Overview

Industry Dynamics

- China is the largest producer, consumer and exporter of steel globally
- Despite this, per capita consumption/production is low relative to developed markets
  - A significant opportunity for growth
- Domestic and international steel demand has declined over the last year due to the global recession
- However, the Chinese government has implemented a series of initiatives to support continued growth and industry development
  - US$585m stimulus package targeting construction and infrastructure growth
  - "Go West" campaign
  - Industry consolidation & revitalization plans

2008 Production by Region



4%
1%
1%
10%
38%
26%
20%

2008 Consumption by Region



3%
4%
2%
11%
36%
23%
21%
China
N. America
Middle East
Africa
Europe
S. America
Other Asia & Oceania

Sources: Analyst Research, company accounts, FactSet, IISI, World Steel Association

Industry Dynamics (cont'd)

China Steel Production[(1)]


(mt)
600
400
200
0
High growth
Global recession
Recovery ...
350
423
489
501
483
506
2005
2006
2007
2008
2009E
2010E

China Steel Consumption[(1)]


(mt)
600
400
200
0
332
361
408
427
414
434
2005
2006
2007
2008
2009E
2010E

Note: (1) HSBC estimates
Sources: Analyst Research, company accounts, FactSet, IISI, World Steel Association

Industry Consolidation in China

The next few years will play a defining role in industry transformation

- In order to encourage new, scalable, less pollutant and technologically enhanced production, the central government is working to shift production to more efficient producers

  - Targeting a 55 million metric tons reduction of existing finished steel capacity by the end of 2010

- Smaller or less efficient mills that use too much electricity or emit too much pollution will be considered obsolete and will be shutdown or sold
  - Small mills are at high risk as they are often unable to gain support from local banks to improve/grow facilities
- Further, the government is encouraging consolidation of the industry into the top 10 producers
  - Within developed countries, the top 10 players often command c.75% of market
  - By comparison, China is targeting 50% concentration of the top 10 players in the near-term and 75% longer term
- The frequency of large scale mergers is increasing

Steel Capacity Consolidation Timeline (m tons)[2]

- THE NDRC[1] is effecting consolidation through two rounds of closures between 2007 and 2010

2008	42% produced by top 10 players
2010	50% produced by top 10 players
2020	75% produced by top 10 players

Note: (1) National Development and Reform Commission
(2) 1st Round denotes consolidation in large steel-producing areas, while 2nd round denotes consolidation in smaller steel-producing areas

Sources: Analyst Research, company accounts, FactSet, IISI, World Steel Association

Challenges in Consolidating Steel Industry

Types of Consolidation in Current Chinese Steel Market	Actual
Consolidate between state-owned companies	Baogang (Shanghai) and Baogang (Inner Mongolia)
Consolidate between state-owned and private-owned companies	Shandong Iron & Steel Group (Stated-owned) and Rizhao Iron & Steel Company (Private-owned)
Consolidate among private-owned companies	Bohai and Changcheng Iron and Steel Group (each grouped about 20 private-owned steel companies)
Public listed company acquire state-owned or private-owned companies with good potential	GSI Model


Baotou Steel
Changcheng
Rizhao
Bohai
Shandong
Bao Steel

Growth Strategy

General Steel – Growth Strategy

Over the next few years General Steel aims to become a top producer in China with consolidated annual capacity of 16-20 million metric tons



- Capacity growth, geographical expansion and sourcing diversity will be led by an aggressive acquisition and joint venture strategy
- Principles of strategy:
  1. Targeting steel producers that may be impacted by government's consolidation efforts
  2. Focus on companies with licenses to expand capacity
     - Aim to expand capacity and improve profitability of targets
  3. Seek to retain target management and maintain relationships with local government officials
     - Incentive structures often offered
  4. Joint ventures with local provincial governments help ensure support for strategy
  5. Chairman Yu's existing industry and government relationships helpful in ensuring a successful acquisition and subsequent integration into General Steel



General Steel – Growth Strategy (cont'd)



(mt)
16-20
8
6
4
2
0
• Daquizhuang (DQ) – 70% acquired
• DQ – remaining 30% acquired
• Baotou Steel Pipe JV – 80% acquired
• Shaanxi Longmen Iron & Steel – 60% acquired
• Maoming Steel Group – 99% acquired
• Longmen - completion of two new blast furnaces - increase capacity from 2-4mt
400k tons
0.28mt
500k tons
0.1mt
0.4mt
2.5m tons
2mt
0.1mt
0.4mt
4.3m tons
1.8mt
2mt
0.1mt
0.4mt
6.3m tons
1.8mt
2mt
2mt
0.1mt
0.4mt
1.8mt
2mt
2mt
0.1mt
0.4mt
June 04
May 07
June 07
June 08
Dec-08
Next few year
Daquizhou
Baotou JV
Longmen JV
Addition Longmen JV
Maoming
New Acquisition

Proposed Transaction Structure and Rationale
GSI Model of Consolidation

The overall strategy and approaches, including expected documents provided herein are provided in general for illustration purposes. Actual transactions may vary from case to case in terms of mechanisms deployed and documents used depending on actual circumstances and negotiations

Proposed Roll-Up Strategy

Key Concepts

- General Steel lease from Target, through GSI's wholly-owned PRC-Incorporated subsidiary DQ, all operations of the business in exchange for a fee
  - Modest commitment fee pay to Target upfront in GSI stock
- General Steel will also be granted an irrevocable exclusive option to purchase all or part of the leased operations
  - Right of first refusal provided


General Steel Investment Co (BVI)
Outside of PRC
100%
Inside of PRC
Tianjin Daqiuzhang Metal Sheet Co. (PRC) ("DQ")
Modest commitment fee pay to Target upfront in GSI stock
Leased operations
Exclusive option to purchase all or part of the leased operations
1 2 3 4 5
Targets
6 7 8 9 10

This strategy allows us to quickly take advantage of opportunities in the rapidly consolidating industry

Relationship between General Steel and the Participating Companies

Employees	• Priority given to existing employees • General Steel provided discretion over employment • Employment contracts with General Steel to be used	**Operations**	• General Steel shall have full control over leased operations • General Steel shall have right of first refusal on any sale of leased operations • General Steel shall have the right to replace, upgrade or build new production at its discretion
Management	• Maintain top operating management team • GSI provides qualified financial staffs	**Inventory**	• All current and existing inventory to be sold to General Steel
Supply and Sales Channels	• Existing supplier and sales channels to be used • New channels to be developed at the discretion of General Steel		

Transaction Benefits

Our strategy takes advantage of the government's push for market consolidation, realizing benefits for both General Steel and participating companies

Member Companies

- ✓ Retain members of original operating team
- ✓ Opportunity to remain operational
- ✓ Scale benefits and other synergies
- ✓ Potential capacity growth and facilities upgrade
- ✓ Access to GSI's capital markets platform
  - Western capital
  - Investment banking, accounting, legal
  - Liquidity
  - Potential value appreciation
- ✓ Access to the GSI management team's global expertise
- ✓ Potential access to raw material sources

General Steel

- ✓ Creates scale and enhances competitiveness
- ✓ Diversifies business across sub-sectors
- ✓ Scale benefits and other synergies
- ✓ Enhances ability to access global capital
- ✓ Opportunities for expanded research coverage
- ✓ Potential value appreciation
- ✓ Potential margin growth and profitability

General Steel's proposed structure versus other options

	Consolidate with GSI	Consolidate with private company	Consolidate with SOE
Operations	✓ Continued with increased investment for capacity growth and facilities upgrade	× Capacity will be incorporated into parent	× Capacity will be incorporated into parent
Ownership	✓ Target may own shares in GSI	× No ownership rights	× No ownership rights
Management Rights	✓ Retain members of original management team	× None	× None
Financing	✓ Support from GSI ✓ Access to Western capital	× None	× None
Employee benefits	✓ Strict Western policies ✓ Performance incentives	× None	× None, with limited job security
Government contribution	✓ Strong GSI relationships helps gain local government support	× None	× None
Consideration and valuation	✓ Publicly traded GSI shares ✓ Valued based on net asset	× Fair value likely not achieved	× Fair value likely not achieved

Criteria and Steps to Participation

Target companies are initially identified through a broader screening process:

Initial Screening Criteria	• State- or privately-owned • No geographic limitation. Areas of interest: steel making, iron smelting, steel product processing, steel product logistics, or iron-ore or coal mining • Long-term strategy and vision must be aligned with General Steel • Management should want to remain at company once acquired

Once identified, a company must meet more specific requirements to move forward:

Process	• Pass detailed due-diligence conducted by a GSI-appointed advisor • Obtain GSI board approval • Agree to observe bylaws of the General Steel • Pass financial and internal control audits done by a GSI-appointed, U.S.-based audit firm • Agree to use a GSI appointed appraisal company • Willingness to share transaction costs (audit fees, legal fees, etc.)

Case Study: Shaanxi Longmen Iron and Steel Co.

- On June 15, 2007, General Steel and Shaanxi Longmen Iron and Steel Group signed an agreement to form Shaanxi Longmen Iron and Steel Co, Ltd ('Longmen Joint Venture')
  - General Steel contributed RMB300 million (US$39 million) to attain 60% interest
  - Longmen Group contributed land, buildings, iron making, steel making and steel rolling
- The partnership has been considered highly successful for both parties due to:

General Steel

Acquisition at favorable valuation	• Research estimates that an equivalent greenfield plant would cost US$300m-US$400m
Geographically well-positioned asset	• Located in Shaanxi Province, an area identified as the epicenter of development of China's western region
Vertically integrated business	• Longmen Group has a controlling stake in an iron ore mine with a 300 million metric ton reserve

Longmen JV

Management retained	• Members of original management team retained
Promised expansion of business	• In 2008 Longmen JV completed the construction of 2 new 1,288m³ blast furnaces, increasing capacity to 3.5m tpa • New sintering plant and support facilities built • Improvements have created a more profitable and efficiently run business
Government support maintained	• Benefits from the "Go West" tax treatment, lowering corporate tax rate from 25% to 12%

In the rapidly consolidating steel industry, General Steel offers target companies a unique life-line opportunity with real and tangible benefits